Weyerhaeuser Company	Exhibit 99.2

Q3.2025 Analyst Package

Preliminary results (unaudited)

Consolidated Statement of Operations

	Q1	Q2	Q3		Year-to-Date
in millions	March 31, 2025	June 30, 2025	Sept 30, 2025	Sept 30, 2024	Sept 30, 2025	Sept 30, 2024
Net sales	$1,763	$1,884	$1,717	$1,681	$5,364	$5,416
Costs of sales	1,428	1,559	1,513	1,431	4,500	4,407
Gross margin	335	325	204	250	864	1,009
Selling expenses	23	23	23	22	69	66
General and administrative expenses	119	114	107	122	340	358
Other operating costs (income), net	14	10	(49)	28	(25)	41
Operating income	179	178	123	78	480	544
Non-operating pension and other post-employment benefit costs	(19)	(19)	(19)	(10)	(57)	(31)
Interest income and other	5	6	6	14	17	43
Interest expense, net of capitalized interest	(66)	(66)	(71)	(69)	(203)	(203)
Earnings before income taxes	99	99	39	13	237	353
Income taxes	(16)	(12)	41	15	13	(38)
Net earnings	$83	$87	$80	$28	$250	$315

Per Share Information

	Q1	Q2	Q3		Year-to-Date
	March 31, 2025	June 30, 2025	Sept 30, 2025	Sept 30, 2024	Sept 30, 2025	Sept 30, 2024
Earnings per share, basic and diluted	$0.11	$0.12	$0.11	$0.04	$0.35	$0.43
Dividends paid per common share	$0.21	$0.21	$0.21	$0.20	$0.63	$0.74
Weighted average shares outstanding (in thousands):
Basic	726,143	723,682	721,598	727,621	723,791	728,892
Diluted	726,566	723,927	722,012	728,180	724,151	729,355
Common shares outstanding at end of period (in thousands)	725,671	721,835	720,861	726,758	720,861	726,758

Adjusted Earnings before Interest, Tax, Depreciation, Depletion and Amortization (Adjusted EBITDA)

	Q1	Q2	Q3		Year-to-Date
in millions	March 31, 2025	June 30, 2025	Sept 30, 2025	Sept 30, 2024	Sept 30, 2025	Sept 30, 2024
Net earnings	$83	$87	$80	$28	$250	$315
Non-operating pension and other post-employment benefit costs	19	19	19	10	57	31
Interest income and other	(5)	(6)	(6)	(14)	(17)	(43)
Interest expense, net of capitalized interest	66	66	71	69	203	203
Income taxes	16	12	(41)	(15)	(13)	38
Operating income	179	178	123	78	480	544
Depreciation, depletion and amortization	125	125	130	125	380	376
Basis of real estate sold	24	33	19	23	76	93
Special items included in operating income	—	—	(55)	10	(55)	(15)
Adjusted EBITDA(1)	$328	$336	$217	$236	$881	$998

(1) Adjusted EBITDA is a non-GAAP measure that management uses to evaluate the performance of the company. Adjusted EBITDA, as we define it, is operating income adjusted for depreciation, depletion, amortization, basis of real estate sold and special items. Our definition of Adjusted EBITDA may be different from similarly titled measures reported by other companies. Adjusted EBITDA should not be considered in isolation from, and is not intended to represent an alternative to, our GAAP results.

Weyerhaeuser Company	Total Company Statistics

Q3.2025 Analyst Package

Preliminary results (unaudited)

Special Items Included in Net Earnings (Income Tax Affected)

	Q1	Q2	Q3		Year-to-Date
in millions	March 31, 2025	June 30, 2025	Sept 30, 2025	Sept 30, 2024	Sept 30, 2025	Sept 30, 2024
Net earnings	$83	$87	$80	$28	$250	$315
Gain on lumber mill sale	—	—	(21)	—	(21)	—
Insurance recovery	—	—	(19)	—	(19)	—
Product remediation recovery	—	—	—	—	—	(19)
Restructuring, impairments and other charges	—	—	—	7	—	7
Net earnings before special items(1)	$83	$87	$40	$35	$210	$303

	Q1	Q2	Q3		Year-to-Date
	March 31, 2025	June 30, 2025	Sept 30, 2025	Sept 30, 2024	Sept 30, 2025	Sept 30, 2024
Net earnings per diluted share	$0.11	$0.12	$0.11	$0.04	$0.35	$0.43
Gain on lumber mill sale	—	—	(0.03)	—	(0.03)	—
Insurance recovery	—	—	(0.02)	—	(0.03)	—
Product remediation recovery	—	—	—	—	—	(0.02)
Restructuring, impairments and other charges	—	—	—	0.01	—	0.01
Net earnings per diluted share before special items(1)	$0.11	$0.12	$0.06	$0.05	$0.29	$0.42

(1) Net earnings before special items is a non-GAAP measure that management believes provides helpful context in understanding the company’s earnings performance. Net earnings before special items should not be considered in isolation from, and is not intended to represent an alternative to, our GAAP results.

Selected Total Company Items

	Q1	Q2	Q3		Year-to-Date
in millions	March 31, 2025	June 30, 2025	Sept 30, 2025	Sept 30, 2024	Sept 30, 2025	Sept 30, 2024
Pension and post-employment costs:
Pension and post-employment service costs	$4	$5	$5	$5	$14	$15
Non-operating pension and other post-employment benefit costs	19	19	19	10	57	31
Total company pension and post-employment costs	$23	$24	$24	$15	$71	$46

Weyerhaeuser Company

Q3.2025 Analyst Package

Preliminary results (unaudited)

Condensed Consolidated Balance Sheet

in millions	March 31, 2025	June 30, 2025	September 30, 2025	December 31, 2024
ASSETS
Current assets:
Cash and cash equivalents	$560	$592	$401	$684
Receivables, net	382	369	353	306
Receivables for taxes	13	9	8	9
Inventories	675	610	588	607
Assets held for sale	—	—	141	—
Prepaid expenses and other current assets	141	178	121	142
Total current assets	1,771	1,758	1,612	1,748
Property and equipment, net	2,333	2,321	2,332	2,329
Construction in progress	291	316	360	287
Timber and timberlands at cost, less depletion	11,506	11,452	11,709	11,551
Minerals and mineral rights, less depletion	187	184	180	189
Deferred tax assets	23	23	62	24
Other assets	409	424	413	408
Total assets	$16,520	$16,478	$16,668	$16,536

LIABILITIES AND EQUITY
Current liabilities:
Current maturities of long-term debt	$150	$900	$522	$210
Accounts payable	288	283	280	255
Accrued liabilities	430	511	512	512
Total current liabilities	868	1,694	1,314	977
Long-term debt, net	5,017	4,268	4,948	4,866
Deferred tax liabilities	32	37	14	26
Deferred pension and other post-employment benefits	602	609	613	596
Other liabilities	356	346	341	350
Total liabilities	6,875	6,954	7,230	6,815
Total equity	9,645	9,524	9,438	9,721
Total liabilities and equity	$16,520	$16,478	$16,668	$16,536

Weyerhaeuser Company

Q3.2025 Analyst Package

Preliminary results (unaudited)

Consolidated Statement of Cash Flows

	Q1	Q2	Q3		Year-to-Date
in millions	March 31, 2025	June 30, 2025	Sept 30, 2025	Sept 30, 2024	Sept 30, 2025	Sept 30, 2024
Cash flows from operations:
Net earnings	$83	$87	$80	$28	$250	$315
Noncash charges (credits) to earnings:
Depreciation, depletion and amortization	125	125	130	125	380	376
Basis of real estate sold	24	33	19	23	76	93
Deferred income taxes, net	4	—	(65)	(13)	(61)	(9)
Pension and other post-employment benefits	23	24	24	15	71	46
Share-based compensation expense	11	12	9	10	32	32
Gain on lumber mill sale	—	—	(29)	—	(29)	—
Other	—	—	3	6	3	6
Change in:
Receivables, net	(76)	10	29	36	(37)	(21)
Receivables and payables for taxes	(22)	6	4	(16)	(12)	(3)
Inventories	(68)	55	17	22	4	(31)
Prepaid expenses and other current assets	5	12	(8)	(13)	9	20
Accounts payable and accrued liabilities	(25)	64	2	13	41	(1)
Pension and post-employment benefit contributions and payments	(3)	(3)	(7)	(3)	(13)	(12)
Other	(11)	(29)	2	1	(38)	(21)
Net cash from operations	$70	$396	$210	$234	$676	$790
Cash flows from investing activities:
Capital expenditures for property and equipment(1)	$(71)	$(99)	$(118)	$(89)	$(288)	$(228)
Capital expenditures for timberlands reforestation	(22)	(8)	(7)	(8)	(37)	(39)
Acquisitions of timberlands	(4)	(1)	(461)	(82)	(466)	(135)
Proceeds from lumber mill sale	—	—	61	—	61	—
Other	—	(3)	4	18	1	21
Net cash from investing activities	$(97)	$(111)	$(521)	$(161)	$(729)	$(381)
Cash flows from financing activities:
Cash dividends on common shares	$(152)	$(152)	$(150)	$(145)	$(454)	$(539)
Net proceeds from issuance of long-term debt	299	—	799	—	1,098	—
Payments on long-term debt	(210)	—	(502)	—	(712)	—
Repurchases of common shares	(25)	(100)	(25)	(27)	(150)	(126)
Other	(9)	(1)	(2)	1	(12)	(9)
Net cash from financing activities	$(97)	$(253)	$120	$(171)	$(230)	$(674)

Net change in cash, cash equivalents and restricted cash	$(124)	$32	$(191)	$(98)	$(283)	$(265)
Cash, cash equivalents and restricted cash at beginning of period	684	560	592	997	684	1,164
Cash, cash equivalents and restricted cash at end of period	$560	$592	$401	$899	$401	$899

Cash paid during the period for:
Interest, net of amounts capitalized	$58	$74	$69	$63	$201	$189
Income taxes, net of refunds	$34	$6	$21	$13	$61	$51

(1) Includes $16 million, $22 million, $32 million and $70 million in capital expenditures related to the construction of our Monticello engineered wood products facility in first quarter 2025, second quarter 2025, third quarter 2025 and year-to-date 2025, respectively. These amounts are excluded for purposes of calculating Adjusted Funds Available for Distribution.

Weyerhaeuser Company	Timberlands Segment

Q3.2025 Analyst Package

Preliminary results (unaudited)

Segment Statement of Operations

in millions	Q1.2025	Q2.2025	Q3.2025	Q3.2024	YTD.2025	YTD.2024
Sales to unaffiliated customers	$382	$373	$386	$357	$1,141	$1,153
Intersegment sales	152	156	150	136	458	416
Total net sales	534	529	536	493	1,599	1,569
Costs of sales	409	416	429	410	1,254	1,275
Gross margin	125	113	107	83	345	294
Selling expenses	—	1	—	1	1	1
General and administrative expenses	24	24	25	24	73	74
Other operating (income) costs, net	(1)	—	2	1	1	2
Operating income	102	88	80	57	270	217
Interest income and other	—	—	—	—	—	1
Net contribution to earnings	$102	$88	$80	$57	$270	$218

Adjusted Earnings before Interest, Tax, Depreciation, Depletion and Amortization(1)

in millions	Q1.2025	Q2.2025	Q3.2025	Q3.2024	YTD.2025	YTD.2024
Operating income	$102	$88	$80	$57	$270	$217
Depreciation, depletion and amortization	65	64	68	65	197	196
Adjusted EBITDA(1)	$167	$152	$148	$122	$467	$413

(1) See definition of Adjusted EBITDA (a non-GAAP measure) on page 1.

Selected Segment Items

in millions	Q1.2025	Q2.2025	Q3.2025	Q3.2024	YTD.2025	YTD.2024
Total (increase) decrease in working capital(2)	$(16)	$51	$(22)	$—	$13	$40
Cash spent for capital expenditures(3)	$(26)	$(19)	$(37)	$(22)	$(82)	$(74)

(2) Represents the change in prepaid assets, accounts receivable, accounts payable, accrued liabilities and log inventory for the Timberlands and Real Estate & ENR segments combined.

(3) Does not include cash spent for the acquisition of timberlands.

Segment Statistics(4)

		Q1.2025	Q2.2025	Q3.2025	Q3.2024	YTD.2025	YTD.2024
Third Party	Delivered logs:
Net Sales	West	$169	$169	$169	$158	$507	$539
(millions)	South	152	154	154	149	460	453
	North	14	8	13	11	35	33
	Total delivered logs	335	331	336	318	1,002	1,025
	Stumpage and pay-as-cut timber	10	13	22	14	45	38
	Recreational and other lease revenue	19	19	21	19	59	57
	Other revenue	18	10	7	6	35	33
	Total	$382	$373	$386	$357	$1,141	$1,153
Delivered Logs	West	$118.52	$117.69	$110.68	$114.01	$115.52	$119.67
Third Party Sales	South	$37.10	$37.71	$36.65	$36.68	$37.15	$36.83
Realizations (per ton)	North	$71.43	$74.30	$72.75	$69.96	$72.56	$73.07
Delivered Logs	West	1,428	1,430	1,529	1,379	4,387	4,499
Third Party Sales	South	4,106	4,074	4,217	4,062	12,397	12,305
Volumes (tons, thousands)	North	192	105	183	160	480	453
Fee Harvest Volumes	West	2,229	2,238	2,394	2,184	6,861	6,753
(tons, thousands)	South	6,133	6,220	6,431	6,070	18,784	18,353
	North	272	180	262	247	714	676

(4) Western logs are primarily transacted in MBF but are converted to ton equivalents for external reporting purposes.

Weyerhaeuser Company	Real Estate, Energy & Natural Resources Segment

Q3.2025 Analyst Package

Preliminary results (unaudited)

Segment Statement of Operations

in millions	Q1.2025	Q2.2025	Q3.2025	Q3.2024	YTD.2025	YTD.2024
Net sales	$94	$154	$103	$89	$351	$305
Costs of sales	32	44	28	31	104	118
Gross margin	62	110	75	58	247	187
General and administrative expenses	7	6	7	6	20	20
Other operating (income) costs, net	(1)	(2)	(1)	1	(4)	(3)
Operating income and Net contribution to earnings	$56	$106	$69	$51	$231	$170

Adjusted Earnings before Interest, Tax, Depreciation, Depletion and Amortization(1)

in millions	Q1.2025	Q2.2025	Q3.2025	Q3.2024	YTD.2025	YTD.2024
Operating income	$56	$106	$69	$51	$231	$170
Depreciation, depletion and amortization	2	4	3	3	9	10
Basis of real estate sold	24	33	19	23	76	93
Adjusted EBITDA(1)	$82	$143	$91	$77	$316	$273

(1) See definition of Adjusted EBITDA (a non-GAAP measure) on page 1.

Segment Statistics

		Q1.2025	Q2.2025	Q3.2025	Q3.2024	YTD.2025	YTD.2024
Net Sales	Real Estate	$69	$123	$65	$59	$257	$220
(millions)	Energy and Natural Resources	25	31	38	30	94	85
	Total	$94	$154	$103	$89	$351	$305
Acres Sold	Real Estate	16,654	24,103	11,982	17,441	52,739	74,880
Price per Acre	Real Estate	$3,812	$4,757	$5,128	$2,808	$4,543	$2,650
Basis as a Percent of Real Estate Net Sales	Real Estate	35%	27%	29%	39%	30%	42%

Weyerhaeuser Company	Wood Products Segment

Q3.2025 Analyst Package

Preliminary results (unaudited)

Segment Statement of Operations

in millions	Q1.2025	Q2.2025	Q3.2025	Q3.2024	YTD.2025	YTD.2024
Net sales	$1,287	$1,357	$1,228	$1,235	$3,872	$3,958
Costs of sales	1,114	1,243	1,218	1,132	3,575	3,424
Gross margin	173	114	10	103	297	534
Selling expenses	22	22	23	21	67	64
General and administrative expenses	39	40	39	41	118	118
Other operating costs (income), net	6	6	(33)	14	(21)	1
Operating income (loss) and Net contribution (charge) to earnings	$106	$46	$(19)	$27	$133	$351

Adjusted Earnings before Interest, Tax, Depreciation, Depletion and Amortization(1)

in millions	Q1.2025	Q2.2025	Q3.2025	Q3.2024	YTD.2025	YTD.2024
Operating income (loss)	$106	$46	$(19)	$27	$133	$351
Depreciation, depletion and amortization	55	55	56	54	166	164
Special items	—	—	(29)	10	(29)	(15)
Adjusted EBITDA(1)	$161	$101	$8	$91	$270	$500

(1) See definition of Adjusted EBITDA (a non-GAAP measure) on page 1.

Segment Special Items Included in Net Contribution to Earnings (Pretax)

in millions	Q1.2025	Q2.2025	Q3.2025	Q3.2024	YTD.2025	YTD.2024
Gain on lumber mill sale	$—	$—	$(29)	$—	$(29)	$—
Product remediation recovery	$—	$—	$—	$—	$—	$(25)
Restructuring, impairments and other charges	$—	$—	$—	$10	$—	$10

Selected Segment Items

in millions	Q1.2025	Q2.2025	Q3.2025	Q3.2024	YTD.2025	YTD.2024
Total (increase) decrease in working capital(2)	$(157)	$49	$116	$79	$8	$(61)
Cash spent for capital expenditures(3)	$(67)	$(88)	$(88)	$(72)	$(243)	$(177)

(2) Represents the change in prepaid assets, accounts receivable, accounts payable, accrued liabilities and inventory for the Wood Products segment.

(3) Includes $16 million, $22 million, $32 million and $70 million in capital expenditures related to the construction of our Monticello engineered wood products facility in first quarter 2025, second quarter 2025, third quarter 2025 and year-to-date 2025, respectively. These amounts are excluded for purposes of calculating Adjusted Funds Available for Distribution.

Segment Statistics(4)

in millions, except for third party sales realizations		Q1.2025	Q2.2025	Q3.2025	Q3.2024	YTD.2025	YTD.2024
Structural Lumber	Third party net sales	$527	$581	$509	$451	$1,617	$1,414
(volumes presented	Third party sales realizations	$463	$454	$405	$404	$440	$417
in board feet)	Third party sales volumes	1,138	1,277	1,259	1,116	3,674	3,386
	Production volumes	1,163	1,208	1,167	1,046	3,538	3,294
Oriented Strand	Third party net sales	$228	$205	$167	$206	$600	$749
Board	Third party sales realizations	$317	$280	$231	$305	$276	$358
(volumes presented	Third party sales volumes	719	731	727	675	2,177	2,093
in square feet 3/8")	Production volumes	743	737	750	683	2,230	2,162
Engineered Solid	Third party net sales	$161	$169	$162	$175	$492	$543
Section	Third party sales realizations	$3,026	$2,916	$2,932	$3,251	$2,956	$3,234
(volumes presented	Third party sales volumes	5.3	5.8	5.5	5.4	16.6	16.8
in cubic feet)	Production volumes	5.7	6.0	5.1	5.0	16.8	16.8
Engineered	Third party net sales	$88	$95	$85	$95	$268	$301
I-joists	Third party sales realizations	$2,519	$2,399	$2,421	$2,644	$2,444	$2,646
(volumes presented	Third party sales volumes	35	40	35	36	110	114
in lineal feet)	Production volumes	35	40	36	31	111	115
Softwood Plywood	Third party net sales	$40	$41	$38	$38	$119	$121
(volumes presented	Third party sales realizations	$459	$446	$417	$433	$440	$467
in square feet 3/8")	Third party sales volumes	88	92	91	88	271	259
	Production volumes	80	82	82	81	244	235
Medium Density	Third party net sales	$32	$36	$39	$42	$107	$123
Fiberboard	Third party sales realizations	$1,163	$1,195	$1,157	$1,173	$1,171	$1,181
(volumes presented	Third party sales volumes	27	31	33	35	91	104
in square feet 3/4")	Production volumes	22	37	35	37	94	105

(4) Third party net sales, third party sales realizations and third party sales volumes include sales of internally produced products and products purchased for resale primarily through our distribution business.

Weyerhaeuser Company	Unallocated Items

Q3.2025 Analyst Package

Preliminary results (unaudited)

Unallocated items are gains or charges not related to, or allocated to, an individual operating segment. They include all or a portion of items such as share-based compensation, pension and post-employment costs, elimination of intersegment profit in inventory and LIFO, foreign exchange transaction gains and losses and interest income and other.

Net Charge to Earnings

in millions	Q1.2025	Q2.2025	Q3.2025	Q3.2024	YTD.2025	YTD.2024
Unallocated corporate function and variable compensation expense	$(42)	$(41)	$(37)	$(32)	$(120)	$(107)
Liability classified share-based compensation	(1)	1	1	(2)	1	—
Foreign exchange gain	—	2	—	1	2	—
Elimination of intersegment profit in inventory and LIFO	(18)	(4)	15	5	(7)	5
Other, net	(24)	(20)	14	(29)	(30)	(92)
Operating loss	(85)	(62)	(7)	(57)	(154)	(194)
Non-operating pension and other post-employment benefit costs	(19)	(19)	(19)	(10)	(57)	(31)
Interest income and other	5	6	6	14	17	42
Net charge to earnings	$(99)	$(75)	$(20)	$(53)	$(194)	$(183)

Adjusted Earnings before Interest, Tax, Depreciation, Depletion and Amortization(1)

in millions	Q1.2025	Q2.2025	Q3.2025	Q3.2024	YTD.2025	YTD.2024
Operating loss	$(85)	$(62)	$(7)	$(57)	$(154)	$(194)
Depreciation, depletion and amortization	3	2	3	3	8	6
Special items	—	—	(26)	—	(26)	—
Adjusted EBITDA(1)	$(82)	$(60)	$(30)	$(54)	$(172)	$(188)

(1) See definition of Adjusted EBITDA (a non-GAAP measure) on page 1.

Unallocated Special Items Included in Operating Loss and Net Charge to Earnings (Pretax)

in millions	Q1.2025	Q2.2025	Q3.2025	Q3.2024	YTD.2025	YTD.2024
Insurance recovery	$—	$—	$(26)	$—	$(26)	$—

Unallocated Selected Items

in millions	Q1.2025	Q2.2025	Q3.2025	Q3.2024	YTD.2025	YTD.2024
Cash spent for capital expenditures	$—	$—	$—	$(3)	$—	$(16)